Abercrombie & Fitch Co.
Financial Information
(Unaudited)
(in thousands, except per share data and store data)

				Fiscal 2017 (1)					Fiscal 2018
	2014	2015	2016	Q1	Q2	Q3	Q4	2017	Q1	Q2	Q3	Q4	2018

Net sales	$3,744,030	$3,518,680	$3,326,740	$661,099	$779,321	$859,112	$1,193,158	$3,492,690	$730,899	$842,414	$861,194	$1,155,602	$3,590,109

Cost of sales, exclusive of depreciation and amortization	1,430,460	1,361,137	1,298,172	262,174	318,426	332,485	495,763	1,408,848	288,554	335,519	333,375	472,745	1,430,193

Gross profit	2,313,570	2,157,543	2,028,568	398,925	460,895	526,627	697,395	2,083,842	442,345	506,895	527,819	682,857	2,159,916

Stores and distribution expense	1,703,051	1,604,214	1,578,460	359,929	369,295	375,944	437,257	1,542,425	361,155	374,552	371,859	434,456	1,542,022

Marketing, general and administrative expense	458,820	470,321	453,202	109,893	109,353	124,533	128,135	471,914	124,897	123,883	117,181	118,902	484,863

Restructuring charge (benefit)	8,431	(1,598)	—	—	—	—	—	—	—	—	—	—	—

Asset impairment	44,988	18,209	7,930	730	6,135	3,480	4,046	14,391	1,056	8,671	656	1,197	11,580

Other operating income, net	(15,239)	(6,441)	(26,212)	(1,686)	(2,799)	(70)	(12,383)	(16,938)	(2,560)	(434)	(1,557)	(1,364)	(5,915)

Operating income (loss)	113,519	72,838	15,188	(69,941)	(21,089)	22,740	140,340	72,050	(42,203)	223	39,680	129,666	127,366

Interest expense, net	14,365	18,248	18,666	4,120	4,089	4,571	4,109	16,889	3,018	3,023	2,857	2,101	10,999

Income (loss) before income taxes	99,154	54,590	(3,478)	(74,061)	(25,178)	18,169	136,231	55,161	(45,221)	(2,800)	36,823	127,565	116,367

Income tax expense (benefit)	47,333	16,031	(11,196)	(13,052)	(10,563)	7,553	60,698	44,636	(3,713)	24	12,047	29,201	37,559

Net income (loss)	51,821	38,559	7,718	(61,009)	(14,615)	10,616	75,533	10,525	(41,508)	(2,824)	24,776	98,364	78,808

Less: Net income attributable to noncontrolling interests	—	2,983	3,762	691	876	541	1,323	3,431	953	1,029	857	1,428	4,267

Net income (loss) attributable to Abercrombie & Fitch Co.	$51,821	$35,576	$3,956	$(61,700)	$(15,491)	$10,075	$74,210	$7,094	$(42,461)	$(3,853)	$23,919	$96,936	$74,541

				Fiscal 2017 (1)					Fiscal 2018
	2014	2015	2016	Q1	Q2	Q3	Q4	2017	Q1	Q2	Q3	Q4	2018
Net income (loss) per share attributable to Abercrombie & Fitch Co.:
Basic	$0.72	$0.52	$0.06	$(0.91)	$(0.23)	$0.15	$1.08	$0.10	$(0.62)	$(0.06)	$0.36	$1.47	$1.11
Diluted	$0.71	$0.51	$0.06	$(0.91)	$(0.23)	$0.15	$1.05	$0.10	$(0.62)	$(0.06)	$0.35	$1.42	$1.08

Weighted-average shares outstanding:
Basic	71,785	68,880	67,878	68,073	68,456	68,512	68,523	68,391	68,500	68,008	66,818	66,074	67,350
Diluted	72,937	69,417	68,284	68,073	68,456	69,425	70,357	69,403	68,500	68,008	68,308	68,071	69,137

Hollister comparable sales	(10)%	0%	0%	3%	5%	8%	11%	8%	6%	4%	4%	6%	5%

Abercrombie comparable sales (2)	(5)%	(6)%	(11)%	(10)%	(7)%	(2)%	5%	(2)%	3%	2%	1%	(2)%	1%

Total company comparable sales (3)	(8)%	(3)%	(5)%	(3)%	(1)%	4%	9%	3%	5%	3%	3%	3%	3%

Shares outstanding	69,352	67,348	67,758	68,012	68,092	68,116	68,195	68,195	67,816	66,975	65,843	66,227	66,227

Number of stores - end of period (4)	969	932	898	893	891	889	868	868	869	870	879	861	861

Gross square feet - end of period	7,517	7,292	7,007	6,939	6,908	6,880	6,710	6,710	6,710	6,694	6,719	6,566	6,566

(1) Fiscal 2017 was a fifty-three week year.
(2) Abercrombie includes the Company's Abercrombie & Fitch and abercrombie kids brands.
(3) Comparable sales are calculated on a constant currency basis and exclude revenue other than store and online sales. Due to the 53rd week in fiscal 2017, fourth quarter of fiscal 2017 comparable sales are compared to the fourteen week period ended February 4, 2017, first quarter of fiscal 2018 comparable sales are compared to the thirteen week period ended May 6, 2017, second quarter of fiscal 2018 comparable sales are compared to the thirteen week period ended August 5, 2017, third quarter of fiscal 2018 comparable sales are compared to the thirteen week period ended November 4, 2017, and fourth quarter of fiscal 2018 comparable sales are compared to the 13 week period ended February 3, 2018.

(4) Prior period store counts have been restated to count multi-brand outlet stores as a single store.

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